                                                                    EXHIBIT 10.3
                                                                    ------------
                                THIRD AMENDMENT
                                       TO
                         ATS FACILITY B LOAN AGREEMENT

     THIS THIRD AMENDMENT TO ATS FACILITY B LOAN AGREEMENT (this "Amendment"),
                                                                  ---------
dated as of the 27th day of May, 1999 (the "Amendment Date"), by and among
                                            --------------
AMERICAN TOWER, L.P., a Delaware limited partnership, and AMERICAN TOWERS, INC., a Delaware corporation (collectively, the "Borrower"), the FINANCIAL
                                           --------
INSTITUTIONS SIGNATORY HERETO and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent") for the Banks (as defined in
                           --------------------
the Loan Agreement defined below);


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to that certain ATS Facility B Loan Agreement dated as of June 16, 1998, as amended by that certain First Amendment to ATS Facility B Loan Agreement dated as of October 30, 1998 and that certain Second Amendment and Waiver to ATS Facility B Loan Agreement dated as of February 8, 1999 (as amended, modified, supplemented and restated from time to time, the "Loan Agreement"); and
                                                  --------------

     WHEREAS, the Borrower has informed Administrative Agent and the Banks that it would like to extend the Termination Date of the Facility B Commitment by a 364-day period; and

     WHEREAS, the Borrower, the Administrative Agent and the Banks have agreed to extend the Termination Date of the Facility B Commitment by a 364-day period on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     1.   Amendment to Article 1. Article 1 of the Loan Agreement, Definitions,
          ----------------------
is hereby amended by deleting the definition "Termination Date" in its entirety and by substituting in lieu thereof the following:

     "'Termination Date' shall mean June 14, 2000."
       -----------------

     2.   Amendment to Article 2.  Section 2.4 of the Loan Agreement,
          ----------------------
Commitment Fees, is hereby amended by deleting such section in its entirety and by substituting in lieu thereof the following:

          "Section 2.4 Commitment Fees. Commencing on May 27, 1999 and at all
           ---------------------------
     times thereafter, the Borrowers agree to pay, on a joint and several basis, to the Administrative Agent for the account of each of the Banks in accordance with such Bank's respective Facility B Commitment Ratio, a commitment fee on the aggregate unborrowed balance of the Facility B Commitment for each day from May 27, 1999 until the Termination Date, or, if applicable, the Maturity Date, at a rate of one-quarter of one percent (0.250%) per annum. Such commitment fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears on the last Business Day of each calendar quarter, and shall be fully earned when due and non-refundable when paid. A final payment of any commitment fee then payable shall also be due and payable on the Termination Date, or, if applicable, the Maturity Date."

     3.   No Other Amendment or Waiver.  Except for the amendments set
          ----------------------------
forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendment agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent and the Banks at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Banks or the Majority Banks to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     4.   Representations and Warranties.  The Borrower hereby represents
          ------------------------------
and warrants in favor of each of the Administrative Agent and each Bank that the representations and warranties contained in Section 4.1 of the Loan Agreement and contained in the other Loan Documents remain true and correct as of the date hereof, both before and after giving effect to this Amendment and Waiver, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the Agreement Date. No Default now exists or will be caused hereby.

     5.   Condition Precedent.  The effectiveness of this Amendment and
          -------------------
Waiver is subject to the receipt by the Administrative Agent of counterparts hereof executed by the Banks and the Borrower and of all documents, instruments, consents or items which the Administrative Agent shall deem appropriate in connection herewith.

     6.   Loan Documents. This document shall be deemed to be a Loan Document
          --------------
for all purposes under the Loan Agreement and the other Loan Documents.

     7.   Counterparts. This Amendment and Waiver may be executed in any
          ------------
number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     8.   Governing Law.  This Amendment and Waiver shall be construed in
          -------------
accordance with and governed by the laws of the State of New York.

     9.   Severability.  Any provision of this Amendment and Waiver which
          ------------
is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

  IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWERS:               AMERICAN TOWER, L.P.

                         By ATC GP INC.


                         By:  /s/ Joseph Winn
                              -----------------------------------

                              Title:   Chief Financial Officer
                                    -----------------------------


                         AMERICAN TOWERS, INC.


                         By:  /s/ Joseph Winn
                              ----------------------------------

                              Title:   Chief Financial Officer
                                    ----------------------------


ADMINISTRATIVE AGENT
AND BANKS:               TORONTO DOMINION (TEXAS), INC., as Administrative Agent
                         for itself and the Banks and as a Bank


                         By:  /s/ Jeffery R. Lents
                              ------------------------------------

                              Title:   Vice President
                                    ------------------------------


                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Bank


                         By:  /s/ Fred L. Thorne
                              -----------------------------------

                              Title:   Vice President
                                    -----------------------------

                         BANK OF MONTREAL, as a Bank


                         By:  /s/ Sarah Kim
                              --------------------------------------

                              Title:   Director
                                    --------------------------------


                         THE BANK OF NEW YORK, as a Bank


                         By:  /s/ Geoffrey C. Brooks
                              --------------------------------------

                              Title:   Vice President
                                    --------------------------------


                         THE BANK OF NOVA SCOTIA, as a Bank


                         By:  /s/ Paul A. Weissenberger
                              ---------------------------------------

                              Title:   Authorized Signatory
                                    ---------------------------------


                         BANK OF SCOTLAND, as a Bank


                         By:  /s/ Janet Taffe
                              ---------------------------------------

                              Title:   Assistant Vice President
                                    ---------------------------------


                         BANKBOSTON, N.A., as a Bank


                         By:  /s/ Lenny Mason
                              ---------------------------------------

                              Title:   Director
                                    ---------------------------------

                         BANKERS TRUST COMPANY, as a Bank


                         By:  /s/ Gregory Shefrin
                              --------------------------------------

                              Title:   Principal
                                    --------------------------------


                         BARCLAYS BANK, PLC, as a Bank


                         By:  /s/ Craig J. Lewis
                              --------------------------------------

                              Title:   Director
                                    --------------------------------


                         THE CHASE MANHATTAN BANK, as a Bank


                         By:  /s/ William E. Rottino
                              ---------------------------------------

                              Title:   Vice President
                                    ---------------------------------


                         THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Bank


                         By:  /s/ Barry L. Blailock
                              ---------------------------------------

                              Title:   Assistant Vice President/Credit
                                    ----------------------------------


                         CITY NATIONAL BANK, as a Bank


                         By:  /s/ David J. Allen
                              ----------------------------------

                              Title:   Vice President
                                    ----------------------------

                         COBANK, ACB, as a Bank


                         By:  /s/ John P. Cole
                              ----------------------------------

                              Title:   Vice President
                                    ----------------------------


                         CREDIT LYONNAIS NEW YORK BRANCH, as a Bank


                         By:  /s/ Mark Campalone
                              ----------------------------------

                              Title:   First Vice President
                                    ----------------------------


                         CREDIT SUISSE FIRST BOSTON, as a Bank


                         By:  /s/ Bill O'Daly
                              ----------------------------------

                              Title:   Vice President
                                    ----------------------------


                         By:  /s/ Kristin Lepri
                              ----------------------------------

                              Title:   Associate
                                    ----------------------------


                         CRESTAR BANK, as a Bank


                         By:  /s/ LaTarnya B. Mason
                              ----------------------------------

                              Title:   Assistant Vice President
                                    ----------------------------

                         DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Bank


                         By:
                              ----------------------------------

                              Title:
                                    ----------------------------


                         By:
                              ----------------------------------

                              Title:
                                    ----------------------------


                         FIRST NATIONAL BANK OF MARYLAND, as a Bank


                         By:  /s/ W. Blake Hampson
                              ----------------------------------

                              Title:   Vice President
                                    ----------------------------


                         FLEET NATIONAL BANK, as a Bank


                         By:
                              -----------------------------------

                              Title:
                                    -----------------------------


                         GENERAL ELECTRIC CAPITAL CORPORATION, as a Bank


                         By:  /s/ Mark F. Mylon
                              -----------------------------------

                              Title:   Manager-Operations
                                    -----------------------------

                         THE HOWARD BANK, N.A., as a Bank


                         By:  /s/ Michael W. Quinn
                              ------------------------------------

                              Title:   Senior Vice President
                                    ------------------------------


                         KEY CORPORATE CAPITAL INC., as a Bank


                         By:  /s/ Jason R. Weaver
                              ------------------------------------

                              Title:   Vice President
                                    ------------------------------


                         LEHMAN COMMERCIAL PAPER INC., as a Bank


                         By:  /s/ Michele Swanson
                              ------------------------------------

                              Title:   Authorized Signatory
                                    ------------------------------


                         MELLON BANK, N.A., as a Bank


                         By:  /s/ Henry S. Beukema
                              ------------------------------------

                              Title:   Assistant Vice President
                                    ------------------------------


                         MERCANTILE BANK NATIONAL ASSOCIATION, as a Bank


                         By:  /s/ John H. Phillips
                              -----------------------------------

                              Title:   Vice President
                                    -----------------------------

                         THE MITSUBISHI TRUST AND BANKING CORPORATION, as a Bank


                         By:  /s/ Toshihiro Hayashi
                              -----------------------------------

                              Title:  Senior Vice President
                                    -----------------------------


                         NATIONAL BANK OF CANADA, as a Bank


                         By:  /s/ Theresa White
                              -----------------------------------

                              Title:   Vice President
                                    -----------------------------


                         By:  /s/ Gaetan Frosina
                              -----------------------------------

                              Title:   Vice President
                                    -----------------------------


                         PNC BANK, NATIONAL ASSOCIATION, as a Bank


                         By:  /s/ Kristen E. Talaber
                              ----------------------------------

                              Title:   Vice President
                                    ----------------------------


                         STATE STREET BANK AND TRUST COMPANY, as a Bank


                         By:  /s/ Greg Spurr
                              ---------------------------------

                              Title:   Vice President
                                    ----------------------------

                         UNION BANK OF CALIFORNIA, N.A., as a Bank


                         By:  /s/ Stender E. Sweeney
                              ----------------------------------

                              Title:   Assistant Vice President
                                    ----------------------------


                         US TRUST, as a Bank


                         By:
                              ----------------------------------

                              Title:
                                    ----------------------------


                         WEBSTER BANK, as a Bank


                         By:  /s/ Juliana B.Dalton
                              ---------------------------------

                              Title:   Vice President
                                    ----------------------------